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                                 Exhibit 10.5
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                          AMERINST INSURANCE COMPANY

         MANAGEMENT AGREEMENT WITH VERMONT INSURANCE MANAGEMENT, INC.

                            MANAGEMENT FEE ADDENDUM
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Effective July 1, 1998:

COMPANY will:
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(1)  Compensate MANAGER at the rate of $91,160 per annum as management fees for the services to be provided as set out in the AGREEMENT and schedule of which the Addendum is a part.

(2) Cause the above fee to be paid in quarterly installments in advance at the beginning of each calendar quarter.


WITNESS:                             VERMONT INSURANCE MANAGEMENT, INC.

                                     By:   /s/  Andrew Sargeant
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                                        Andrew Sargeant, President


WITNESS:                             AMERINST INSURANCE COMPANY

                                     By:   /s/  Norman C. Batchelder
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                                        Its duly authorized agent